SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C. 20549

                       FORM 8-K


                    CURRENT REPORT

          Pursuant to Section 13 or 15(d) of
          the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 4, 1996

Commission          Registrant, State of Incorporation,    I.R.S. Employer
File Number         Address and Telephone Number          Identification No.


0-343             Public Service Company of Oklahoma          73-0410895
                  (An Oklahoma Corporation)
                  212 East 6th Street
                  Tulsa, Oklahoma 74119-1212
                  (918) 599-2000













ITEM 5. OTHER EVENTS


On February 26, 1996, Public Service Company of
Oklahoma, an Oklahoma corporation (the "Company"), entered into a Distribution Agreement and filed on February 27, 1996, with the Securities and Exchange
Commission a prospectus supplement relating to $75,000,000 in aggregate principal amount of its Medium-
Term Notes, Series A.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


Exhibits

1.01 Distribution Agreement, dated February 26, 1996, among the Company, Smith Barney Inc. and Morgan
     Stanley & Co. Incorporated relating to $75,000,000 of Medium-Term Notes, Series A.

4.01 Indenture, dated as of February 1, 1996, between the Company and Liberty Bank and Trust Company of
     Tulsa, National Association.

4.02 Supplemental Indenture, dated as of February 1,
     1996, between the Company and Liberty Bank and Trust, National Association, creating $75,000,000 principal amount of Medium-Term Notes, Series A
     (the "Notes").

4.03 Supplemental Indenture, dated as of February 1,
     1996, between the Company and Liberty Bank and Trust Company of Tulsa, National Association, creating $75,000,000 principal amount of First
     Mortgage Bonds, Series X.




SIGNATURE


     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                    PUBLIC SERVICE COMPANY OF OKLAHOMA



Date:  March 4, 1996


                    By: /s/ R. Russell Davis
                            R. Russell Davis
                               Controller